UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to § 240.14a-12.

COLLEGE RETIREMENT EQUITIES FUND

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730 Third Avenue

New York, NY 10017-3206

NOTICE OF ANNUAL MEETING — JULY 19, 2005

The College Retirement Equities Fund (CREF) will hold its annual meeting of participants on July 19, 2005, at 9:00 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect eight individuals to serve as trustees for one year and until their successors shall take office;

2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent auditors for the fiscal year ending December 31, 2005;

3.	To vote on the participant proposal presented in the proxy statement; and

4.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2005, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2005.

By order of the Board of Trustees,

E. Laverne Jones
Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can’t hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF annual meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

June 13, 2005

COLLEGE RETIREMENT EQUITIES FUND

Proxy Statement for Annual Meeting

to Be Held on July 19, 2005

The Board of Trustees of the College Retirement Equities Fund (CREF) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on July 19, 2005, at 9:00 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about June 13, 2005.

The participants of CREF are being asked to vote on the following:

1.	The election of eight individuals to serve as trustees for one year and until their successors shall take office;

2.	The ratification of the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent auditors for the fiscal year ending December 31, 2005;

3.	The participant proposal presented in the proxy statement; and

4.	Any other business that may properly come before the meeting.

At this time, the Board does not know of any other matters being presented at the meeting or any adjournments thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	Through the Internet at http://www.eproxyvote.com/tiaa-cref (or by going to our Web site at www.tiaa-cref.org);

(3)	By telephone, by calling toll-free 1 (877) 779-8683; or

(4)	By voting in person at the annual meeting.

If you vote by Internet or telephone, please use the 14-digit number that appears in the shaded box in the upper-right corner of your proxy card. Please don’t mail your proxy card if you vote by Internet or telephone.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 12:00 noon ET on July 19, 2005. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting, or writing CREF’s Secretary at 730 Third Avenue, New York, New York 10017-3206.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don’t specifically instruct them otherwise, they will vote FOR the election of the nominees for trustee, FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as CREF’s independent auditors, and AGAINST the participant proposal presented in this proxy statement. At this time, we don’t know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on May 31, 2005 may vote at the meeting with respect to each item on the proxy ballot. On May 20, 2005, there were 162,049,099,826.78 total votes eligible to be cast, broken down as follows:

Stock Account – 107,836,081,141.49 votes	Social Choice Account – 7,134,718,920.19 votes
Money Market Account – 7,051,087,970.38 votes	Global Equities Account – 10,406,832,847.44 votes
Bond Market Account – 5,587,803,505.77 votes	Growth Account – 11,137,992,381.63 votes
Inflation-Linked Bond Account – 3,854,498,897.31 votes	Equity Index Account – 9,040,084,162.57 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on May 31, 2005. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2005 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees and the participant proposal vote will be decided by a majority of the eligible votes present in person or represented by proxy. No votes are cast by brokers. If a quorum is not present at the meeting, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

Each trustee will be elected if he or she receives more “yes” votes than the number of votes that are withheld as to him/her, the selection of the independent auditors will be ratified if this proposal receives more votes “for” than “against,” and the participant proposal will be approved if it receives more votes “for” than “against.”

I. ELECTION OF TRUSTEES

One purpose of the annual meeting is to elect a Board of Trustees of CREF. Pursuant to the provisions of the bylaws of CREF, the trustees have determined that the number of trustees shall be fixed at eight. It is intended that the enclosed proxy will be voted for the election of the eight nominees listed below unless such authority has been withheld in the proxy.

The Board of Trustees may appoint one or more new trustees to fill vacancies between annual meetings. Such trustees, if they are nominated and agree to serve, would stand for election at the next annual meeting.

CREF’s trustees are elected to serve for one year and until their successors shall take office. At this annual meeting, you are being asked to re-elect six current trustees and to elect two first-time nominees to the CREF Board, Eugene Flood, Jr. and Howell E. Jackson. Below is information about each of these nominees.

In addition to the information listed below, each of the CREF Trustees currently serving also serves on the boards of trustees of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds and on the management committee of TIAA Separate Account VA-1.

The Board, which is composed entirely of trustees who are not interested persons of CREF or of TIAA-CREF Investment Management, LLC, CREF’s investment adviser, unanimously recommends that the participants of CREF vote for the election of the nominees.

INFORMATION CONCERNING NOMINEES

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a Trustee of Teachers Insurance and Annuity Association of America (“TIAA”) from 1984 to 2003, and has served as a CREF Trustee since 2003.

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since 2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current trustee, is a first-time nominee to the CREF Board of Trustees.

TRUSTEE NOMINEES

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./ M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the CREF Board of Trustees.

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994-1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993-1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF Trustee since 1979, and as chairman of the Board of Trustees since 2005.

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB), and a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a CREF Trustee since 1996.

TRUSTEE NOMINEES continued

Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc, and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and as principal, BAM Consulting. She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF Trustee since 2003.

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF Trustee since 1991.

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania and numerous honorary degrees. Dr. Zewail has served as a CREF Trustee since 2004.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and nominees and the second table includes information about CREF’s officers. There are currently no interested trustees serving on the CREF Board.

DISINTERESTED TRUSTEES AND NOMINEES

				Number of	Other
				Portfolios in	Directorships
	Position(s)	Term of Office	Principal	Fund Complex	Held by Trustee
	Held with	and Length of	Occupation(s) During	Overseen by	or Nominee for
Name, Address and Age	Fund	Time Served	Past 5 Years	Trustee	Trustee

Willard T. Carleton
4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	One year term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001 – present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999 – 2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984 – 1999. Trustee of TIAA, 1984 – 2003.	60	None

Eugene Flood, Jr.
Smith Breeden Associates, Inc. 100 Europa Drive, Suite 200 Chapel Hill, NC 27517-2394 Age: 49	Nominee	One year term.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc.	NA	None

Howell E. Jackson
Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, MA 02138 Age: 51	Nominee	One year term.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	NA	None

DISINTERESTED TRUSTEES AND NOMINEES continued

				Number of	Other
				Portfolios in	Directorships
	Position(s)	Term of Office	Principal	Fund Complex	Held by Trustee
	Held with	and Length of	Occupation(s) During	Overseen by	or Nominee for
Name, Address and Age	Fund	Time Served	Past 5 Years	Trustee	Trustee

Nancy L. Jacob
Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees	One year term. Trustee since 1979.	President and Managing Principal, Windermere Investment Associates, 1997 – present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994 – 1997, and Executive Vice- President, U.S. Trust of the Pacific Northwest, 1993 – 1996.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services)

Bevis Longstreth
Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	One year term. Trustee since 1996.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970 – 1981, 1984 – 1997) and Of Counsel (1998 – 2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994 – 1999, and Commissioner of the U.S. Securities and Exchange Commission, 1981 – 1984.	60	Director of AMVESCAP, PLC, Director of Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management firm), member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and member of the Finance Committee of the Rockefeller Family Fund

Bridget A. Macaskill
160 E. 81st Street New York, NY 10028 Age: 56	Trustee	One year term. Trustee since 2003.	Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and principal, BAM Consulting. Formerly, Chairman, Oppenheimer Funds, Inc., 2000 – 2001; Chief Executive Officer, 1995 – 2001; President, 1991 – 2000; and Chief Operating Officer, 1989 – 1995 of that firm.	60	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council

DISINTERESTED TRUSTEES AND NOMINEES continued

				Number of	Other
				Portfolios in	Directorships
	Position(s)	Term of Office	Principal	Fund Complex	Held by Trustee
	Held with	and Length of	Occupation(s) During	Overseen by	or Nominee for
Name, Address and Age	Fund	Time Served	Past 5 Years	Trustee	Trustee

Maceo K. Sloan
NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 55	Trustee	One year term. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO, NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc., since 2003.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail
California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics, Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	One year term. Trustee since 2004.	Linus Pauling Professor of Chemistry and Professor of Physics, Caltech, since 1996; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, since 1995.	60	None

OFFICERS

Number of
Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex	Other
	Held with	and Length of	Occupation(s) During	Overseen by	Directorships
Name, Address and Age	CREF	Time Served	Past 5 Years	Trustee	Held by Trustee

Herbert M. Allison, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 61	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc., 2000 – 2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997 – 1999.	N/A	Member of the Board of Directors of the New York Stock Exchange

Gary Chinery
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.	Vice President and Treasurer of TIAA and the TIAA- CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).	N/A	N/A

Number of
Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex	Other
	Held with	and Length of	Occupation(s) During	Overseen by	Directorships
Name, Address and Age	CREF	Time Served	Past 5 Years	Trustee	Held by Trustee

Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 45	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2004.	Executive Vice President, Chief Investment Officer of TIAA since 2004 and of the TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and Advisors. Director of TIAA-CREF Life and Advisors. Formerly, Executive Vice President, CREF Investments.	N/A	N/A

I. Steven Goldstein
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA- CREF Funds since 2003. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001 – 2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993 – 2001.	N/A	N/A

E. Laverne Jones
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and the TIAA- CREF Funds since 1998.	N/A	N/A

Susan S. Kozik
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000 – 2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997 – 2000.	N/A	N/A

Number of
Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex	Other
	Held with	and Length of	Occupation(s) During	Overseen by	Directorships
Name, Address and Age	CREF	Time Served	Past 5 Years	Trustee	Held by Trustee

George W. Madison
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997 – 2003.	N/A	N/A

Erwin W. Martens
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999 – 2003; and Head and Deputy Head of Global Market Risk Management, 1997 – 1999.	N/A	N/A

Frances Nolan
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2000.	Executive Vice President, Client Services, of TIAA and the TIAA- CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000 – 2003; Vice President, Eastern Division, 1994 – 2000.	N/A	N/A

Number of
Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex	Other
	Held with	and Length of	Occupation(s) During	Overseen by	Directorships
Name, Address and Age	CREF	Time Served	Past 5 Years	Trustee	Held by Trustee

Russell Noles
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Vice President and Acting Chief Financial Officer*	Indefinite term. Acting Chief Financial Officer since 2005.	Vice President and Acting Chief Financial Officer of TIAA and the TIAA- CREF Funds, Vice President of Advisors, TPIS, Tuition Financing and Investment Management and Services since 2005. Director of Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA, the TIAA-CREF Funds, 2004 – 2005; Vice President of Internal Audit, of the St. Paul Companies, 2001 – 2004, of Quest Communications, 2000 – 2001 and of US WEST, Inc. 1998 – 2000.	N/A	N/A

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999 – 2003; and Vice President and Head of Human Resources, Japan Morgan Stanley, 1998 – 1999.	N/A	N/A

Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, Executive Vice President, Insurance Services, CREF and TIAA, 2000-2003; President and Chief Executive Officer, Horizon Mercy, 1996 – 2000.	N/A	Director, Becton, Dickinson and Company

*	Elizabeth A. Monrad is currently on an unpaid leave of absence from her duties as Executive Vice President and Chief Financial Officer of CREF.

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees and nominees in CREF and in all registered investment companies in the same “family of investment companies” as CREF (the “TIAA-CREF Fund Complex”) as of May 20, 2005. The TIAA-CREF Fund Complex includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The amounts reported below include amounts contributed to CREF accounts for the benefit of the non-employee trustees pursuant to CREF’s long-term compensation plan for nonemployee trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Aggregate Dollar Range of
Equity
Securities in All Registered
Investment
Companies Overseen by Trustee
or Nominee for Trustee in
	Dollar Range of Equity	Family of Investment
Name	Securities in CREF	Companies

Willard T. Carleton	Stock Account – Over $100,000	Over $100,000

Eugene Flood, Jr.	None	None

Howell E. Jackson	Stock Account – Over $100,000
	Global Equities Account – $50,001 - $100,000	Over $100,000

Nancy L. Jacob	Stock Account – Over $100,000	Over $100,000

Bevis Longstreth	Stock Account – $10,001 - $50,000	Over $100,000

Bridget A. Macaskill	None	$50,001 - $100,000

Maceo K. Sloan	Stock Account – Over $100,000	Over $100,000
Social Choice Account – $0 - $10,000
Global Equities Account – $0 - $10,000
Growth Account – $0 - $10,000
Equity Index Account – $0 - $10,000

Ahmed H. Zewail	Stock Account – Over $100,000	Over $100,000

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex for each current and former non-officer trustee for the year ended December 31, 2004.

DISINTERESTED TRUSTEES

		Pension or Retirement
	Aggregate	Benefits Accrued	Total Compensation
	Compensation	as Part of CREF	From TIAA-CREF
Name	From CREF	Expenses	Fund Complex(1)

Willard T. Carleton	$86,451.21	$46,982.58	$92,000.00

Martin J. Gruber(2)	$99,125.57	$46,982.58	$105,500.00

Nancy L. Jacob	$74,465.89	$46,982.58	$79,250.00

Bevis Longstreth(3)	$72,347.05	$46,982.58	$77,000.00

Bridget A. Macaskill	$76,114.76	$46,982.58	$81,000.00

Stephen A. Ross(3)(4)	$83,168.69	$46,982.58	$88,500.00

Maceo K. Sloan(3)	$84,091.16	$46,982.58	$89,500.00

Robert W. Vishny(5)	$25,871.20	$23,516.60	$27,500.00

Ahmed H. Zewail(3)	$45,074.27	$35,207.60	$48,000.00

(1)	Includes portion of fees attributed to service on the CREF Board, the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This trustee resigned from the CREF Board on February 28, 2005.

(3)	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $1,216,147.23 earned across the TIAA-CREF Fund Complex has been deferred for prior years’ service, including interest through year-end 2004, for all current trustees who had elected to defer their compensation.

(4)	This trustee resigned from the CREF Board on November 30, 2004.

(5)	This trustee did not stand for re-election when his term ended in 2004.

CREF has a long-term compensation plan for non-officer trustees. Under this unfunded plan, annual contributions equal to 125% of the amount of the basic annual trustee retainer are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The CREF Board may waive the mandatory retirement policy for trustees, which would delay the commencement of benefit payments until the trustee eventually retired from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board.

The trustees of CREF and the TIAA-CREF Fund Complex recently approved an increase in compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation award of $75,000 (this replaces the 125% contribution formula described above); a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. (This compensation is for the Trustees’ service to all investment companies in the TIAA-CREF Fund Complex and the amounts are allocated to the companies based on assets under management.) In determining to increase compensation, the Board reviewed information on Board member compensation levels for comparable fund complexes, and considered the increased time and responsibilities required of the trustees due to regulatory changes and the need to retain and attract well qualified persons to serve on the Board.

Committees

Currently, the CREF Board and each Board committee consists entirely of independent trustees. Every year the board appoints trustees to certain standing committees with specific responsibilities for aspects of CREF’s operations. These are:

(1)	An Audit Committee, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and overseeing of the work of the independent auditors. The Audit Committee has adopted a formal written charter which may be found at
www.tiaa-cref.org/governance/comm charters.html. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton and Ms. Macaskill. Mr. Sloan is an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

(2)	A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3)	A Corporate Governance and Social Responsibility Committee, which addresses corporate governance and social responsibility issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail. The Corporate Governance and Social Responsibility Committee has adopted a formal written charter which may be found at
www.tiaa-cref.org/governance/comm charters.html.

(4)	An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

(5)	A Nominating and Governance Committee, which nominates candidates for election as trustees and handles other governance matters for CREF. The Nominating and Governance committee was established in June 2004 as the successor committee to the Nominating and Personnel Committee, which was disbanded in June 2004. During 2004 the Nominating and Governance Committee held three meetings, and the Nominating and Personnel Committee held five meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth. The charter for the Nominating and Governance Committee may be found at
www.tiaa-cref.org/governance/comm charters.html.

Board Meetings

There were twelve meetings of the Board of Trustees during 2004. All current trustees attended at least 75% of the meetings of the Board of Trustees and board committees on which they served.

Trustee Nomination Process

CREF solicits names of candidates for the Board of Trustees from participants as part of the balloting process. Those names are transmitted to the CREF Nominating and Governance Committee for its review and consideration. The Nominating and Governance Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Committee may determine.

Participants may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary of CREF. The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to CREF. In addition, the Committee will invite recommendations from the members of the CREF Board of Overseers, current trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current trustees for renomination to the Board, the Committee will evaluate each trustee’s Board and committee participation, contributions to the management of CREF and attendance at Board and committee meetings. In preparing a slate of trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional experience.

After consultation with the CREF Board of Overseers, the Committee submits final nominations to the CREF Board of Trustees.

In connection with the election of trustees at the 2005 annual meeting, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Board’s current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates submitted as part of the balloting process, candidates suggested by the CREF Board of Overseers and CREF Trustees, and names obtained by other means. The two new 2005 nominees were each recommended by current trustees.

Recommendations From Participants Regarding Nominations

Participants can recommend nominees by writing to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF’s annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the Internet, noting their recommended nominee in the “Comments” section.

Trustee Qualifications

The CREF Board of Trustees has determined that the Board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as trustees without conflict with CREF. The Board should reflect diversity of gender, race, age and experience and at least one trustee should qualify as a financial expert for service on the audit committee. Each trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of their other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent trustee must not be an “interested person,” as that term is defined in the Investment Company Act of 1940, of CREF, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant Communications With Trustees

Letters or e-mails from participants addressed to the Board of Trustees or individual trustees may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to CREF’s chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent trustees.

Trustee Attendance at Annual Meetings

CREF Trustees are expected to attend the annual meeting of CREF participants. If a trustee is unavailable to attend the meeting, a reason must be provided. Four of eight trustees and one 2004 nominee attended the 2004 annual meeting.

II. RATIFICATION OF THE INDEPENDENT AUDITORS

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS CREF’S INDEPENDENT AUDITORS, AND RECOMMENDS THAT THE PARTICIPANTS OF CREF RATIFY THE SELECTION THEREOF.

Ernst & Young LLP (“Ernst & Young”) served as independent auditors to CREF for the fiscal year ended December 31, 2004. On February 28, 2005, the Board and the Audit Committee determined, and Ernst & Young agreed, that the audit relationship between Ernst & Young and CREF would cease. Ernst & Young and the Audit Committee concurred that such a decision constitutes an indication by Ernst & Young that it declined to stand for re-appointment to serve as auditors for the current fiscal year. At the meeting held on February 28, 2005, the Board selected PricewaterhouseCoopers LLP (“PWC”) to serve as independent auditors for CREF for the fiscal year ending December 31, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex. In making their selection, the Board determined that, while PWC would also serve as the independent auditors for TIAA and TIAA-CREF Investment Management, LLC, this should not compromise PWC’s independence. They considered that this arrangement would produce a more cost-effective audit and received agreement that the Board would be informed if certain material issues arose in the course of the audit of TIAA and its subsidiaries.

As CREF’s independent auditors, PWC will perform independent audits of CREF’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, CREF, as a policy, does not engage PWC for management advisory or consulting services. Representatives of both Ernst & Young and PWC will be available at the annual meeting to respond to questions.

The reports of Ernst & Young for the two most recent fiscal years for CREF contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005, (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which is made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young has provided a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of such letter, dated March 14, 2005, was attached to the N-SAR filed by CREF with the SEC on March 16, 2005.

Audit Fees

Ernst & Young’s fees for professional services rendered for the audit of CREF’s annual financial statements for the years ended December 31, 2004 and December 31, 2003 were approximately $1,731,700 and $460,700, respectively.

Audit-Related Fees

Ernst & Young’s fees for audit-related services rendered to CREF for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 and $0, respectively.

Tax Fees

Ernst & Young’s fees for professional services rendered to CREF for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 and $0, respectively.

All Other Fees

Ernst & Young’s fees for all other services rendered to CREF for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 and $0, respectively.

Preapproval Policy

The Audit Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the independent auditor to CREF without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by CREF’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for CREF and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

All services provided by the independent auditor to CREF, its adviser or affiliates for 2004 were preapproved by the Audit Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate nonaudit fees billed by Ernst & Young for services rendered to CREF and its adviser and affiliates of the adviser performing ongoing services to CREF (“Service Providers”) for the years ended December 31, 2004 and December 31, 2003 were approximately $1,000,000 and $171,000, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

TIAA-CREF Investment Management, LLC manages the assets in each CREF account. It is a subsidiary of TIAA and provides its services to CREF at cost. Investment Management is registered as an investment adviser under the Investment

Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because of the at cost nature of this arrangement.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC, another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

IV. PARTICIPANT PROPOSAL

PARTICIPANT PROPOSAL

All CREF participants can vote on the participant proposal. Votes will not be tallied separately for each CREF account.

Timothy H. Buchman, 430 Meer Avenue, Wyckoff, NJ 07481 (http://crefwatch.att.net/), owning 615.173 accumulation units in the CREF Stock Account, and 624.824 accumulation units in the CREF Inflation-Linked Bond Account intends to present the following resolution at the annual meeting.

Whereas, over 25 not-for-profit Blue Cross/ Blue Shield plans have obtained state permission and converted to for-profit status, and;

Whereas, several substantial mutual insurance companies have converted to stock companies, with small payments to policyholder-owners, and:

Whereas, competitive pressures, and access to capital were typical reasons given for these conversions, and;

Whereas, the opportunity to issue options, stock grants, change-of-control payments, and to escape not-for-profit salary limits may have been factors in some such conversions;

THEREFORE BE IT RESOLVED that, should CREF present a reorganization plan, the trustees of CREF are requested to exert their best efforts to solicit the request of 25 per centum of any class of its outstanding securities for, or otherwise submit a request to the Securities and Exchange Commission, “... to render an advisory report in respect of the fairness of any such plan and its effect upon any class or classes of security holders”, as described in Section 25 of the Investment Company Act of 1940, as subsequently amended.

Participant’s Supporting Statement

This remedy is intended for use by aggrieved owners. But the fact that our trustee and proposal elections can currently be decided with a quorum of only 10% of the electorate testifies to the difficulty of a participant assembling the requests of 25% of any class of CREF securities, or of paying the costs of doing so.

CREF agreed, in a 1989 settlement with the ACE, the NEA, the AAUP, and other entities, ([1989 SEC LEXIS 1606] and [1989 SEC LEXIS 1605]), that it had no current intentions to reorganize as a Massachusetts Business Trust, and not to change what are now it’s voting procedures “in any adverse way for a period of at least five years”.

We earnestly hope that current marketing strategies and product improvements will advance TIAA-CREF’s position in the financial services marketplace. However, if these efforts fail, another reorganization plan could be considered.

One reason states have embraced these conversions (and enacted the necessary legislation) has been the financial windfalls they have extracted, towards their hard-pressed budgets. The president of a NY State teachers’ union commented, “Everybody has probably spent the HIP conversion money 25 times over before HIP has even decided... to convert.”

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

This proposal suggests that CREF should solicit its participants to attain a 25 percent vote of any class of its outstanding securities to seek, or otherwise request, an advisory report from the Securities and Exchange Commission (SEC) with respect to the fairness of any proposed plan of reorganization under Section 25(b) of the Investment Company Act of 1940 (the “Investment Company Act”).

First, it should be noted that the CREF Board has not recently considered, adopted, approved or formally proposed any plan of reorganization for CREF. Proponent’s resolution is therefore hypothetical, and it is unclear what plan of reorganization is contemplated by the proposal. CREF is not a mutual insurance company with surplus or reserves that could be the subject of a demutualization of the sort undertaken by the companies that proponent references in his resolution.

CREF is a registered investment company, subject to the requirements of the Investment Company Act. This act contains numerous provisions apart from Section 25(b) that are specifically intended to protect participants and prevent overreaching on the part of management and other affiliates. If any type of reorganization were to be proposed by CREF’s management, we would follow all provisions in the Investment Company Act and other governing regulations to ensure that all CREF participants were fully protected and informed as to their rights in the proposed reorganized company. It is likely that any change to the fundamental structure of an investment company would implicate the provisions of the Investment Company Act that require participant approval.

Further, we believe that given these protections, the steps proposed by the proponent would impose an unnecessary additional expense on CREF participants. Under the proposal, CREF would be required to send an additional proxy to 2.8 million participants in CREF for the sole purpose of attaining a vote of approval that would request the SEC to render a fairness report. CREF could then have to incur the extra expense of a second solicitation if a vote were required to make the proposed change of reorganization. We believe there are far more direct, and far less costly, protections available for participants when an investment company proposes a reorganization or fundamental change in governing structures. To date, this hypothetical proposal has no real application to CREF.

V. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this Proxy Statement and accompanying proxy card on or about June 13, 2005. Supplementary solicitations may be made by mail, telephone and the Internet, but they may also be made by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

Proposals of Persons with Voting Rights

CREF expects that its 2006 annual meeting will be held in July 2006, but the exact date, time, and location of such meeting have yet to be determined. As of the date of the printing of this proxy statement, proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2006 annual meeting must be received by CREF no later than February 13, 2006. The submission of a proposal does not guarantee its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 26, 2006 of other matters that may be properly brought before the 2006 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Annual Reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA-CREF Web site www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call
1 877-518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206.

Beneficial Ownership

To the knowledge of CREF, no participant owned of record or beneficially more than 5% of the outstanding shares of CREF on December 31, 2004.

44249	A10790
05/05
Printed on recycled paper

College Retirement Equities Fund

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on Tuesday, July 19, 2005, at 9:00 a.m. at TIAA-CREF, 730 Third Ave., New York, NY 10017 in the Wharton Auditorium on the 17th floor.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to EquiServe, P.O. Box 8000, Edison, NJ 08818-9000. EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet — go to
http://www.eproxyvote.com/tiaa-cref

To vote by telephone — dial 1 877 779-8683

Suggestions for Future CREF Nominees

Nominee’s Name:

Nominee’s Affiliation:

Nominee’s Name:

Nominee’s Affiliation:

The Board of Trustees recommends a vote FOR items 1 and 2.	The Board of Trustees recommends a vote AGAINST the following item.

1.	Election of Trustee Nominees:
(01) Willard T. Carleton, (02) Eugene Flood, Jr.,
(03) Howell E. Jackson, (04) Nancy L. Jacob,
(05) Bevis Longstreth, (06) Bridget A. Macaskill,
(07) Maceo K. Sloan, (08) Ahmed H. Zewail

For	Withhold from all
☐	☐

☐

For all nominees except as written above

		For	Against	Abstain
2.	Approval of PricewaterhouseCoopers as Auditors	☐	☐	☐

		For	Against	Abstain
3.	Participant proposal (obtaining an advisory report in the event of a future restructuring) (All accounts)	☐	☐	☐

Mark box if you have entered a name for future nominee(s) on the reverse side	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature	Date

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Enter the number labeled Control Number in your e- mail OR the number in the gray shaded box on your proxy card or ballot.

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2005 CREF Annual Meeting Voting

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COLLEGE RETIREMENT EQUITIES FUND

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Election Materials

To review the Proxy materials please click the following link. When ready to vote click “Continue“ to go to the ballet page:

    CREF Proxy Statement

CONTINUE

2005 CREF Annual Meeting Voting	Page 1 of 2

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2005 CREF Annual Meeting

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting, or if a nominee is not available for election. The CREF annual meeting will be held on Tuesday, July 19, 2005, at 9:00 a.m. at TIAA-CREF, 730 Third Ave., New York, NY 10017 in the Wharton Auditorium on the 17th floor.
EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.
Check this box to cast your vote in accordance with the recommendations of the Board of Trustees:    ☐
The Board of Trustees recommends a vote FOR Items 1 and 2.

1.	Election of Trustee	☐	FOR ALL NOMINEES, except as noted below	☐	WITHHOLD AS TO ALL NOMINEES
	Nominees:	☐	Willard T. Carleton
		☐	Eugene Flood, Jr.
		☐	Howell E. Jackson
		☐	Nancy L. Jacob
		☐	Bevis Longstreth
		☐	Bridget A. Macaskill
		☐	Maceo K. Sloan
		☐	Ahmed H. Zewell

2005 CREF Annual Meeting Voting

2.	Approval of PricewaterhouseCoopers as Auditors	☐FOR	☐AGAINST	☐ABSTAIN

The Board of Trustees recommends a vote AGAINST the following items.

3.	Participant proposal (obtaining an advisory report in the event of a future restructuring) (All accounts)	☐FOR	☐AGAINST	☐ABSTAIN

To cast your vote please click “Submit”,
(NOTE: Your vote will not be counted until you click “Submit”,)

SUBMIT

CREF’S 2005 Proxy Telephone Script

PROXY CONTROL NUMBER VERIFY

Greeting – Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. (Not customizable)

Authentication Number – Enter the series of numbers printed in the gray shaded box on your card, followed by the pound sign. (Not customizable)

Hold –One moment please while we verify your information. (Not customizable)

Secondary Authentication – Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign. (Not customizable)

Invalid Entry of Authentication Numbers Message – We are unable to authenticate the information that you entered. (Not customizable)

Default and Miskey Error Message – We are unable to process your request at this time. Thank you for calling. (Not customizable)

PROXY MAIN

Vote Not Started – The time frame for this vote has not yet begun. Please call back later. (Not customizable)

Vote Has Ended – The time frame for this vote has ended. Thank you for calling. (Not customizable)

Special Message (99990169) – You are voting your 2005 CREF Proxy solicited by its Board of Trustees. (Pronounced CREF phonetically)

Legal Message

Vote Level (99980169) – Your telephone vote is subject to the same terms & authorizations as indicated on the printed proxy card.

With the Board Vote Prompt Message

Vote Level Message (55550169) – To vote all items in accordance with the recommendations of the Board of Trustees, press 1. If you wish to vote on each item one at a time, press 2.

CREF’S 2005 Proxy Telephone Script.

Proxy Announcement Message (999901169) – You will now vote for the Trustees Nominees. The Board of Trustees recommends a vote FOR each of the nominees listed on your ballot.

Director Message

Proxy Item Message (33301169) – Item 1, Election of Trustees, (Global Message) To vote for all nominees, press 1. To withhold from all nominees, press 2. To withhold from individual nominees, press 3.

Director Exception Messages

Exception Vote Message (88201169) For each nominee from whom you wish to withhold your vote, enter the 2-digit number before the nominee names listed on the ballot followed by the pound key. Press the pound key again if you have completed your withholding.

Withhold from Subsequent Director Message

Exception Vote Message (88301169) To withhold your vote from another nominee, enter the 2-digit number before the name listed on the ballot followed by the pound key, or if you have completed your withholding, press the pound key again.

Invalid Director Message

Default Message – You have entered an invalid nominee number.

PROPOSALS

For / Against / Abstain Proposals

Announcement Message

Proxy Announcement (99902169) – Item 2. Approval of PricewaterhouseCoopers as Auditors. The Board of Trustees recommends a vote FOR this proposal.

Vote Level Message (33302169) – Item 2. To vote for, press 1; against press 2; abstain press 3.

Proxy Announcement (99903169) – Item 3, Participant Proposal, obtaining an advisory report in the event of a future restructuring. Participants in all accounts are eligible to vote on Participant proposal. The Board of Trustees recommends a vote AGAINST this proposal.

CREF’S 2005 Proxy Telephone Script

Vote Level Message (33303169) - Item 3, Participant Proposal, to vote for, press 1; against press 2; to abstain press 3.

Playback Messages

Vote Level Message - You have cast your vote as follows:

With the Board Playback (55504169) - You have cast your vote in the manner recommended by the Board of Trustees.

Playback Messages for Directors (3 possible playback messages depending on how caller has voted)

Voted FOR ALL Directors (88501169) - You have voted FOR ALL nominees

WITHHOLD from all Directors (88601169) - You have voted to withhold your vote from all Trustees on the ballot.

Director Exceptions (88701169) - You have voted for all nominees except the following nominee numbers: (Trustee number(s) are read back)

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Vote Level Message (44440169) - Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote press 1, otherwise please hang up. Thank you for voting.

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